SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  October 15, 1996
                                                 ---------------------------


                            CIT RV Owner Trust 1996-A
    ------------------------------------------------------------------------
              Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                  333-85224-01                      0
    ------------------------------------------------------------------------
           (Commission File Number) (IRS Employer Identification No.)


                   650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
              (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201) 740-5000
                                                     -----------------------

                                       N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.     Other Events.
            ------------
            On October 15, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7.     Financial Statements and Exhibits.
            ---------------------------------
            (c)   Exhibits.

                  The  following  are  filed   herewith.   The  exhibit  numbers
correspond with Item 601(b) of Regulation S-K.

      Exhibit No.       Description                         Page
      ----------        -----------                         ----
      28                Monthly Report delivered by         3
                        the Trustee to Certificateholders
                        in connection with distributions
                        on October 15, 1996


SIGNATURES
----------
            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    THE CIT GROUP/SALES FINANCING,
                                    INC., as servicer



                                    By: /s/ Frank Garcia
                                        ----------------------
                                    Name:   Frank Garcia
                                    Title:  Vice President

Dated:  October 29, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The Monthly Report for the period from September 1, 1996 to September 30,
                                           ---------------------------------
    1996 attached to this certificate is complete and accurate in accordance
    ----
    with the requirements of Sections 4.09 and 5.08  of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS WHEREOF,  he has affixed hereunto his signature this 9th day of
                                                                -----------
October 1996.
------------

                                    THE CIT GROUP/SALES FINANCING, INC.


                                    BY /s/ Frank Garcia
                                       -------------------
                                        Frank Garcia
                                        Vice President

                          The CIT RV OWNER TRUST 1996-A
                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                                   End of Period        9/30/96
                                                   Determination date   10/9/96
                                                   Distribution date   10/15/96






All Payments on the Contracts                                      6,251,340.86
All Liquidation Proceeds on the Contracts with
  respect to Principal                                                55,637.81
Recoveries on Previously Defaulted/Liquidated Contracts                  397.03
Repurchased Contracts                                                      0.00
Servicer Advances                                                    110,691.39
Reimbursement of Prior Month Advances                                (76,983.32)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                              2,546.32
Transfer of Funds from Pre-Funding Account Available
     for Principal Distribution                                            0.00



Total Amount Available for Distribution                            6,343,630.09

Distribution Amounts
--------------------

1. Aggregate Note Distribution                                     5,615,261.93

2. Aggregate Certificate Distribution                                 67,030.90

    Amounts to Holder of GP Interest                                 474,396.78
    Amounts to Servicer                                              184,269.15
    Interest Payment on Cash Collateral Loan                           2,671.33

Total Distribution                                                 6,343,630.09

Interest
--------

3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                   919,428.59
          (b) Certificate Interest @ 5.85                             67,030.90


4. Total Distribution in respect of interest
          (a) Note Interest                                          919,428.59
          (b) Certificate Interest                                    67,030.90

Principal
---------

Beginning Outstanding Principal Balance of Notes:                204,317,465.33


5. Formula Principal Distribution Amount                           4,695,833.34

          (a) Stated Principal                                     1,323,132.39
          (b) Principal Prepayments                                3,124,098.55
          (c) Liquidated Contracts                                   112,570.44
          (d) Defaulted Contracts                                    136,031.96
          (e) Repurchased Contracts                                        0.00

6. Distribution made in respect of Principal
          (a) Note                                                 4,695,833.34
          (b) Certificate                                                  0.00


7.  Outstanding Principal Balance of Notes:                      199,621,631.99

8.  Opening Certificate Balance                                   13,749,928.68
         Distribution made in respect of Principal Certificate             0.00
      Closing Certificate Balance                                 13,749,928.68

Contract Pool
-------------
                                         Number                  Amount
                                         ------                  ------
9.   Closing Pool Balance                8,607                   213,371,560.38

10.  Note Pool Factor                                                 0.8449593
11.  Certificate Pool Factor                                          0.9999948


Delinquency Information
-----------------------                  Number                  Amount
                                         ------                  ------
12. Delinquent Contracts
          (a) 31-59 Days                   78                      1,685,271.76
          (b) 60-89 Days                   20                        409,535.15
          (c) 90 Days or more              9                         330,675.69


13. Repossessed Contracts                  5                         108,810.58
14. Repossessed Contracts Remaining in
     Inventory                             13                        484,279.82

Miscellaneous
-------------

15. Monthly Servicing Fee  (Includ. Amount of Investment
      Earnings on amounts on deposit in the Collection Account)      184,269.15

16. Amount of Servicer Fee Paid                                      184,269.15

17. Opening Balance of Cash Collateral Account                     4,906,516.36
      Principal Prepayment to Cash Collateral Depositor             (105,656.25)
      Deposit to Cash Collateral Account                                     -
    Available Balance of Cash Collateral Account at the End
      of the current Period                                        4,800,860.11
    Required Cash Collateral Amount                                4,800,860.11

18. Opening  Balance  of  funds  on  deposit  in the Pre-Funding
      Account                                                              0.00
    Monthly  interest on Pre-Funding Account                               0.00
    Transfer of funds from Pre-Funding Account for Subsequent
      Contracts                                                            0.00
    Transfer of funds from Pre-Funding Account to Capitalized
      Interest Account                                                     0.00
    Transfer of funds from Pre-Funding Account to Available
      for Principal Distribution                                           0.00
    Ending Balance of Prefunding Account                                   0.00

19. Weighted Average Contract Rate of  all Outstanding Contracts           9.95%
    Weighted Average Remaining Term to Maturity Rate of Outstanding
      Contracts                                                          143.12%

20. Number of Subsequent Contracts                                        2,697

21. Aggregate Principal Balance of Subsequent Contracts           68,253,738.25

22. Number of Subsequent Contracts Purchased since the preceding
      Distribution Date                                                       0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution Date           0.00

24. Opening  Balance in the Capitalized Interest Account                   0.00
    Monthly  interest on Capitalized  Interest  Account                     -
    Transfer of funds from Pre-Funding Account to Capitalized
      Interest Account                                                      -
    Transfer of funds from Capitalized Interest Account to available
      for distribution                                                      -
    Ending  Balance in the Capitalized Interest Account                     -

25.  Amount of Monthly Advances by Servicer                          109,932.39

26.  Amount of Non-Reimbursable Payments by Servicer                     759.00

27.  Amounts to Holder of GP Interest                                474,396.78